Commitments and Contingencies	6 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 5—Commitments and Contingencies

Registration Rights

The holders of Founder Shares and Private Placement Shares that may be issued upon conversion of Working Capital Loans, if any, will be entitled to registration rights pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements. In connection with the Closing, the Initial Stockholders and certain other stockholders will enter into a Registration Rights Agreement with us that will replace the existing registration rights agreement in its entirety. See Note 8.

Underwriting Agreement

The underwriter was entitled to an underwriting discount of $0.20 per share, or approximately $2.4 million in the aggregate, paid upon the closing of the Initial Public Offering. In addition, $0.35 per share, or approximately $4.2 million in the aggregate will be payable to the underwriter for deferred underwriting commissions. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.